UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On December 11, 2019, Gevo, Inc. (the “Company”) entered into a Fuel Sales Agreement (the “Agreement”) with Delta Air Lines, Inc. (“Delta”), pursuant to which the Company has agreed to sell and deliver to Delta, subject to certain conditions and exceptions, 10 million gallons per year (“MGPY”) of sustainable aviation fuel (“SAF”) (the “Minimum Annual Quantity”). Specific terms and conditions related to the supply of SAF will be set forth in one or more location agreements entered into from time-to-time (each, a “Location Agreement”). The Company intends to supply the SAF under this Agreement upon completion of an expansion to its advanced biofuel production facility in Luverne, Minnesota, such that the expanded facility is capable of producing, refining and delivering up to 12 MGPY of hydrocarbons (the “Expanded Facility”).

The Company will sell the SAF to Delta at a fixed price for the first seven years of the Agreement, subject to adjustment based on the Company’s ability to qualify for and maintain certain regulatory emissions standards. Additionally, the parties will share the emissions credits generated in connection with the SAF, subject to certain conditions. Delta will be responsible for certain delivery and blending costs and will also be responsible for certain credit support obligations, subject to its then-current credit rating.

The parties’ obligations to supply and purchase, as applicable, the Minimum Annual Quantity begin on the Commencement Date (as defined below), continue until the five-year anniversary of the Commencement Date and automatically renew for an additional two-year period unless either the Company or Delta elects to terminate an applicable Location Agreement as of the five-year anniversary of the Commencement Date upon six months’ prior notice of such election.

The party’s obligations to sell and purchase, as applicable, the SAF are conditioned upon, among other things, (i) the Company obtaining financing to construct the Expanded Facility; (ii) the Company obtaining required governmental authorizations; (iii) the Expanded Facility achieving commercial operation and the ability to produce and deliver the SAF purchased pursuant to the Agreement (the date on which the Expanded Facility achieves such capability referred to as the “Commencement Date”); and (iv) the Expanded Facility actually producing SAF following the Commencement Date.

In addition to each party’s right to terminate the Agreement in connection with the five-year anniversary of the Agreement, either party may terminate a Location Agreement in the event the Company withdraws its operations from, or Delta ceases its operation at, any location mentioned in a Location Agreement. Each party also has the right to terminate the Agreement and/or any Location Agreement upon an event of default, subject to applicable cure periods. In addition, Delta may terminate the Agreement (i) if the Commencement Date has not occurred by March 1, 2023 or (ii) if the Company has not obtained certification under the Carbon Offsetting and Reduction Scheme for International Aviation (“CORSIA”) by the later of the Commencement Date or the date that CORSIA goes into effect, subject to a six-month cure period.

The Agreement also contains customary representations, warranties, covenants, insurance and confidentiality provisions, and also contains mutual indemnification obligations.

The foregoing description of the Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to a variety of matters, including, without limitation, statements related to the Agreement between the Company and Delta, the Company’s ability to produce the SAF contemplated by the Agreement, the Company’s ability to finance and construct the Expanded Facility contemplated by the Agreement on the anticipated timing, or at all, the Company’s business plans and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the U.S. Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	Fuel Sales Agreement, dated as of December 11, 2019, by and between the Company and Delta Air Lines, Inc.

†

Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: December 17, 2019	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary